SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003.

Commission File Number 000-28715

NEOFORMA, INC.

(Exact name of registrant as specified in its charter.)

Delaware

(State or other jurisdiction of incorporation)

000-28715	77-0424252
(Commission File Number)	(I.R.S. Employer Identification No.)

3061 Zanker Rd., San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

(408) 468-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS

(c)	Exhibits.

99.1	Press Release issued by Neoforma, Inc., dated May 15, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information contained in this Item 9 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.

On May 15, 2003, Neoforma, Inc. issued a press release announcing that it had revised its previously reported preliminary financial results for the first fiscal quarter ended March 31, 2003. These final financial results are contained in its periodic report on Form 10-Q filed May 15, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOFORMA, INC.

Date:	May 16, 2003	By:	/s/ Andrew L. Guggenhime
Andrew L. Guggenhime
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by Neoforma, Inc. dated May 15, 2003.